Leases	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Leases [Abstract]
Leases
NOTE 6.	LEASES

Operating Leases

Facilities Leased to the Company - The Company leases nine skilled nursing facilities from unaffiliated owners under non-cancelable leases, all of which have rent escalation clauses and provisions requiring payment of real estate taxes, insurance and maintenance costs by the lessee. Except for the Tara Facility, which the Company is operating, each of the skilled nursing facilities that are leased by the Company are subleased to and operated by third-party tenants. The Company also leases certain office space located in Suwanee, Georgia. The weighted average remaining lease term for our nine leased facilities is approximately 6.6 years. As of March 31, 2021, the Company is in compliance with all operating lease financial covenants.

Future Minimum Lease Payments

Future minimum lease payments for the year ended December 31, for each of the next five years and thereafter is as follows:

(Amounts in 000’s)	Future rental payments	Accretion of lease liability (1)	Operating lease obligation
2021 (2)	$4,981	$(205)	$4,776
2022	6,752	(713)	6,039
2023	6,851	(1,164)	5,687
2024	6,958	(1,602)	5,356
2025	7,095	(2,051)	5,044
Thereafter	12,736	(4,660)	8,076
Total	$45,373	$(10,395)	$34,978

(1)	Weighted average discount rate 7.98%.
(2)	Estimated minimum lease payments for the year ending December 31, 2021 include only payments to be paid after March 31, 2021.

For further details regarding the Company’s leases from unaffiliated owners under non-cancelable leases and which comprise the future minimum lease payments of the Company, see Part II, Item 8, “Financial Statements and Supplementary Data”, Note 6 - Leases included in the Annual Report.

Facilities Leased or Subleased by the Company -  As of March 31, 2021, the Company leased or subleased 20 facilities (12 owned by the Company and eight leased to the Company), to third-party tenants on a triple net basis, meaning that the lessee (i.e., the third-party tenant of the property) is obligated under the lease or sublease, as applicable, for all costs of operating the property, including insurance, taxes and facility maintenance, as well as the lease or sublease payments, as applicable. The weighted average remaining lease term for our facilities is approximately 6.3 years.

Empire. Following the Wellington Lease Termination, effective January 1, 2021, Regional leased the Powder Springs Facility to PS Operator LLC (“PS Operator”), an affiliate of Empire, pursuant to a sublease (the “PS Sublease”).

The PS Sublease will expire on August 1, 2027, subject to two five-year optional extensions. For the first six months, the base rent under the PS Sublease will equal the adjusted earnings before interest, tax, depreciation, amortization, and rent (“EBITDAR”) as defined in the PS Sublease, of PS Operator, to the extent derived from the Powder Springs Facility. For months seven through twenty-four, the base rent will equal 80% of the Adjusted EBITDAR; however, beginning with month thirteen, the base rent may not exceed $150,000 per month. Beginning with month twenty-five, the base rent will be $140,000 per month.

For the first three months, if Adjusted EBITDAR (as defined in the PS Sublease) is less than $0, PS Operator will not pay any base rent and the Company would reimburse PS Operator an amount equal to the amount by which each period’s Adjusted EBITDAR is less than $0. Beginning with the fourth month and thereafter, the PS Sublease will be a “triple net” lease with PS Operator responsible for payment of all expenses in addition to rent.

During the three months ended March 31, 2021, the Company recognized $0.4 million of variable rent for the Powder Springs Facility and $0.3 million straight-line rent.

If the monthly average adjusted cash flows of PS Operator (as described in the PS Sublease) is less than $100,000 for any consecutive three-month period after the sixth month of the PS Sublease, then Regional may terminate the PS Sublease subject to the conditions set forth in the PS Sublease. The PS Sublease also includes customary covenants, events of default and indemnification obligations.

Sublease Termination

Wellington. Two of the Company’s eight Georgia facilities, leased under a prime lease, were subleased to affiliates of Wellington under agreements dated January 31, 2015, as subsequently amended (the “Wellington Subleases”). The Wellington Subleases, which were due to expire August 31, 2027, related to the Tara Facility and the Powder Springs Facility.

On December 1, 2020, the Company entered into the Wellington Lease Termination with the Wellington Tenants, Wellington, as guarantor and Mansell Court Associates LLC (“Pledgor”). Tenants, Wellington and Pledgor, together with each of their respective affiliates, shareholders, partners, members, managers, officers, directors and employees thereof, are the “Wellington Parties”.

The Wellington Transition occurred at 12:01 a.m. on January 1, 2021, pursuant to the terms and provisions of the OTAs which the Company and the Wellington Tenants entered into in connection with the Wellington Lease Termination, which included customary termination events.

The OTAs were subject to customary closing conditions and representations and warranties. The Wellington Transition was subject to DCH approval of the Applications, which were filed by Regional on December 2, 2020. On the Wellington Transition Date, the Wellington Tenants: (i) paid all cash on hand at the Wellington Facilities to Regional; (ii) transferred and assigned all accounts receivable previously due to the Wellington Tenants as of the Wellington Transition Date; and (iii) entered into commercially reasonable Deposit Account Control Agreements with respect to all of the Wellington Tenants’ bank accounts that receive accounts receivable remittances. Additionally, on the Wellington Transition Date, the Company became liable for certain expenses including approximately $1.7 million of bed taxes in arrears. The Security Agreements survive the Wellington Transition and will remain in full force and effect in order to assist Regional in collecting the accounts receivable.

As of December 31, 2020, Regional recorded an estimated allowance of $1.4 million against a rent receivable of $2.7 million from the Wellington Tenants. During the three months ended March 31, 2021, the Company collected $3.1 million pursuant to the Wellington Lease Termination and paid $1.0 million to partially satisfy the Wellington Lease Termination obligation of approximately $1.7 million of bed taxes in arrears. The Company provides no assurance that we will be able to collect any of the additional rent arrears in excess of the net $1.3 million already collected. Scheduled rent payments under the Wellington Subleases constituted approximately 23% of the Company’s anticipated annual revenue in 2020.

During the three months ended March 31, 2021, the Company recognized $0.4 million of variable rent for the Powder Springs Facility and, as of the date of filing this Quarterly Report, has collected all of such variable rent replacing approximately $0.5 million of cash rent previously anticipated for the Wellington Tenant. The Tara Facility operations performance during the quarter is marginally profitable and performance has been sufficient to cover the rent the Company is obligated to pay under its lease. For further information on the Tara Facility performance see Note 13 – Segment Results.

When the Wellington Transition occurred, all agreements executed prior to the Wellington Lease Termination with the Wellington Parties, other than the Security Agreements, terminated automatically. Additionally, the Wellington Parties and Regional agreed to a mutual release whereby each party releases, acquits, and forever discharges one another from any and all charges, complaints, claims, liabilities, demands, costs, losses, debts, and expenses of any nature whatsoever (including attorneys’ fees and costs actually incurred), known or unknown, suspected or unsuspected, accrued or not accrued, whether in law in equity, that existed from the beginning of time to the Wellington Transition Date.

Subject to provisions in the OTAs and the Wellington Lease Termination, Regional is not liable for any contractual obligations or liabilities of the Wellington Parties owed to third parties arising prior to the Wellington Transition Date. Regional will pay and/or assume all vacation days, sick days and paid time off accruing on or before the Wellington Transition Date.

Regional has indemnified the Wellington Parties from liabilities arising from or relating to any unpaid nursing home provider fees relating in any way to the Tara Facility and Powder Springs Facility for the period prior to and/or after December 1, 2020.

Aspire. On November 30, 2018, the Company leased or subleased five facilities located in Ohio to affiliates (collectively, “Aspire Sublessees”) of Aspire Regional Partners, Inc. (“Aspire”) management, formerly affiliated with MSTC Development Inc., pursuant to separate sublease agreements (the “Aspire Subleases”), whereby the Aspire Sublessees took possession of, and commenced operating, the facilities (the “Aspire Facilities”) as tenant or subtenant. The Aspire Subleases became effective on December 1, 2018 and are structured as triple net leases. The Company agreed to indemnify Aspire against any and all liabilities imposed on them as arising from the former operator, capped at $8.0 million. The Company has assessed the fair value of the indemnity agreements as not material to the financial statements at March 31, 2021.

Symmetry. Affiliates (the “Symmetry Tenants”) of Healthcare Management, LLC (“Symmetry” or “Symmetry Healthcare”) leased the following facilities from the Company, pursuant to separate lease agreements which expire in 2030 (the “Symmetry Leases”): (i) the Company’s 106-bed, skilled nursing facility located in Sylvia, North Carolina (the “Mountain Trace Facility”); (ii) the Company’s 96-bed, skilled nursing facility located in Sumter, South Carolina (the “Sumter Facility”); and (iii) the Company’s 84-bed, skilled nursing facility located in Georgetown, South Carolina (the “Georgetown Facility”). On June 27, 2018, the Company notified Blue Ridge of Sumter, LLC, the tenant with respect to the Sumter Facility (the “Sumter Tenant”), and Blue Ridge on the Mountain, LLC, the tenant with respect to the Mountain Trace Facility (the “Mountain Trace Tenant”), that continued breach of the payment terms of the applicable Symmetry Lease would constitute an event of default. The Symmetry Tenants had alleged that the Company was in material breach of each of the Symmetry Leases with regard to deferred maintenance and were withholding rental payments on the basis of such allegations.

On January 28, 2019, the Company reached an agreement, with the Symmetry Tenants with respect to the Symmetry Leases, pursuant to which the Symmetry Tenants agreed to a $0.8 million (including approximately $0.06 million finance fees) payment plan for the rent arrears (the “Symmetry Payment Plan”). On February 28, 2019, the Company and the Mountain Trace Tenant mutually terminated the lease with respect to the Mountain Trace Facility and operations at the facility were transferred to Vero Health X, LLC, an affiliate of Vero Health, and hereafter also referred to as Vero Health. The Symmetry Tenants paid $0.1 million of the Symmetry Payment Plan during the three months ended March 31, 2021 and March 31, 2020, respectively. In February 2021, the Symmetry Tenants completed the Symmetry Payment Plan, upon completion of which the Company recognized $0.05 million in “Other revenues” having previously recognized $0.01 million prior to the year ended December, 31, 2019.

Vero Health. On February 28, 2019, the Company entered into a lease agreement (the “Vero Health Lease”) with Vero Health, providing that Vero Health would take possession of and operate the Mountain Trace Facility located in North Carolina. The Vero Health Lease became effective, upon the termination of the prior Mountain Trace Tenant mutual lease termination on March 1, 2019.

Peach Health. In connection with a master sublease agreement which the Company entered into with affiliates of Peach Health Group, LLC (“Peach Health”), as of June 18, 2016 and amended on March 30, 2018, the Company extended a line of credit to Peach Health (the “Peach Line”), which was subordinated to a line of credit extended to Peach Health by a third-party lender (the “Peach Working Capital Facility”). On August 27, 2020, subsequent to Peach Health repaying its Peach Working Capital Facility, the Company and Peach Health modified the Peach Line to: (i) reduce the then $1.3 million outstanding balance under the Peach Line to approximately $0.5 million, in connection with which Peach Health paid to the Company $0.45 million in cash and the Company accepted $0.35 million non-cash payment in exchange for Peach Health assuming from the Company certain bed tax liabilities related to facilities their affiliates operate; (ii) extend the maturity date of the Peach Line to August 1, 2025; (iii) decrease the interest rate from 16.5% to 8% per annum; and (iv) Peach Health agreed not to pledge, hypothecate or grant any security interest in their collateral to any other party, other than their current arrangement with the SBA, without the Company’s prior written consent. The remaining balance under the Peach Line shall be paid by Peach Health to the Company in 60 equal monthly installments. During the year ended December 31, 2019, the Company suspended revenue recognition on the Peach Line interest income due pursuant to the subordination of the Peach Line to the Peach Working Capital Facility. Upon the Peach Line modification on August 27, 2020, the Company recommenced interest income recognition.

Notes Receivable: At March 31, 2021 and December 31, 2020, approximately $0.4 million was outstanding on the Peach Line.

Future Minimum Lease Receivables

Future minimum lease receivables for the year ended of December 31, for each of the next five years and thereafter is as follows:

(Amounts in 000's)
2021 (a)	$9,337
2022	13,519
2023	15,477
2024	15,299
2025	13,702
Thereafter	33,555
Total	$100,889

(a)	Estimated minimum lease receivables for the year ending December 31, 2021 include only payments scheduled to be received after March 31, 2021.

For further details regarding the Company’s leased and subleased facilities to third-party operators, including a full summary of the Company’s leases to third-parties and which comprise the future minimum lease receivables of the Company, see Part II, Item 8, “Financial Statements and Supplementary Data”, Note 6 - Leases and Note 9 – Acquisitions and Dispositions included in the Annual Report.

NOTE 6. LEASES

Operating Leases

As of December 31, 2020, the Company leased a total of nine skilled nursing facilities from unaffiliated owners under non-cancelable leases, most of which have rent escalation clauses and provisions for payments of real estate taxes, insurance and maintenance costs; each of the skilled nursing facilities that are leased by the Company are subleased to and operated by third-party tenants.  Effective January 1, 2021 the Company began operating one of the previously subleased, leased skilled nursing facilities as a portfolio stabilization measure. The Company also leases certain office space located in Suwanee, Georgia.

As of December 31, 2020, the Company is in compliance with all operating lease financial covenants.

Facilities Leased to the Company

The weighted average remaining lease term for the nine facilities where we are the lessee is approximately 6.8 years.

Foster Prime Lease. Eight of the Company’s skilled nursing facilities (collectively, the “Georgia Foster Facilities”) are leased under a single master indivisible arrangement (as amended), by and between the Company and William M. Foster, with a lease termination date of August 31, 2027 (the “Foster Prime Lease”). Under the Foster Prime Lease, a default related to an individual facility may cause a default of the entire Foster Prime Lease. The Company is responsible for the cost of maintaining the Georgia Foster Facilities. On August 14, 2015, the lessor consented to the Company’s sublease of the Georgia Foster Facilities to a third-party tenant. Commencing on July 1, 2016, annual rent payable for the Foster Prime Lease increases at 2.0% annually for the remainder of the lease term. The Foster Prime Lease represents approximately 92% of our annual minimum lease payments during the year ended December 31, 2020.

Covington Prime Lease. One of the Company’s facilities is leased under an agreement dated August 26, 2002, as subsequently amended (the “Covington Prime Lease”), by and between the Company and Covington Realty, LLC (“Covington”). On August 1, 2015, the Covington Prime Lease was amended, whereby the parties agreed to: (i) provide consent to the sublease of the facility to a third-party operator; (ii) extend the term of the lease to expire on April 30, 2025; and (iii) set the annual base rent, effective May 1, 2015 and continuing throughout the lease term, equal to 102% of the immediately preceding lease year’s base rent. The Covington Prime Lease represents approximately 8% of our annual minimum lease payments during the year ended December 31, 2020.  On January 11, 2019, the Company and Covington entered into a forbearance agreement (the “Covington Forbearance Agreement”), whereby the Company and Covington agreed that: (i) the term of the lease be extended from April 30, 2025 until April 30, 2029 (the “Term”); (ii) the base rent be reduced by approximately $0.8 million until April 30, 2025, the remainder of the prior lease term; and (iii) the Company shall receive relief from approximately $0.5 million of outstanding lease amounts (the “Rent Due”) as of December 31, 2018. Without waiving any default by the Company or Covington’s rights and remedies, and subject to specified terms and conditions for so long as the Company or the Company’s subtenant are not in default under the lease and the proposed sublease, as the case may be, Covington (including its subsidiaries, affiliates, successors and assigns) will forbear from pursuing its rights against the Company for so long as neither the Company nor its subtenant is not in default under the existing lease, as amended on January 11, 2019, or the new sublease, on the final day of the third, fourth and fifth years following the execution of the new sublease. Covington will release and forever quit claim specified portions of the Rent Due as follows: one-third at the end of year three of the new sublease, one-third at the end of year four of the new sublease, and one-third at the end of year five of the new sublease. The forbearance period under the Covington Forbearance Agreement shall terminate as of the expiration of the Term. At Covington’s option in its sole and absolute business discretion, the Covington Forbearance Agreement and the forbearance period thereunder can be terminated upon the occurrence of certain specified events such as, the Company files a petition for bankruptcy or takes advantage of any other debtor relief law, or an involuntary petition for bankruptcy is filed against the Company, or any other judicial action is taken with respect to the Company by any creditor of the Company or the Company breaches or defaults in performance of any covenant or agreement contained in the Covington Forbearance Agreement. Upon termination of the forbearance period under the Covington Forbearance Agreement, for any reason, Covington may take all steps it deems necessary or desirable to enforce its lease rights as permitted by law or equity.

Bonterra/Parkview Master Lease. The Company and certain of its subsidiaries terminated the Company’s lease and sublease of two skilled nursing facilities, an 115-bed skilled nursing facility located in East Point, Georgia and an 184-bed skilled nursing facility located in Atlanta, Georgia (the “Omega Facilities”), by mutual consent of the Company and the lessor (an affiliate of Omega Healthcare Investors, Inc. (“Omega Healthcare”)) and the sublessees (affiliates of Wellington) of each of the Omega Facilities (the “Omega Lease Termination”). Effective January 15, 2019, the Company’s leases for the Omega Facilities were terminated by mutual consent of the Company and the lessor of the Omega Facilities. Prior to the Omega Lease Termination, the Omega Facilities were leased under a single indivisible agreement (the “Bonterra/Parkview Master Lease”), which leases were due to expire August 2025 and which such facilities the Company subleased to third party subtenants. For further information, see Note 9 - Acquisitions and Dispositions.

Future Minimum Lease Payments

Future minimum lease payments for the year ended December 31, for each of the next five years and thereafter is as follows:

(Amounts in 000's)	Future rental payments	Accretion of lease liability (1)	Operating lease obligation
2021	$6,551	$(275)	$6,276
2022	6,691	(771)	5,920
2023	6,823	(1,248)	5,575
2024	6,958	(1,708)	5,250
2025	7,095	(2,150)	4,945
Thereafter	12,736	(4,818)	7,918
Total	$46,854	$(10,970)	$35,884

(1)	Weighted average discount rate 7.98%

Facilities Leased or Subleased by the Company

As of December 31, 2020, the Company leased or subleased 21 facilities (12 owned by the Company and nine leased to the Company), to third-party tenants on a triple net basis, meaning that the lessee (i.e., the third-party tenant of the property) is obligated under the lease or sublease, as applicable, for all costs of operating the property, including insurance, taxes and facility maintenance, as well as the lease or sublease payments to the Company, as applicable. The weighted average remaining lease term for our facilities is 6.5 years.

Wellington. Two of the Company’s eight Georgia facilities, leased under a prime lease, were subleased to affiliates of Wellington under agreements dated January 31, 2015, as subsequently amended (the “Wellington Subleases”). The Wellington Subleases, which were due to expire August 31, 2027, relate to the 134-bed skilled nursing facility located in Thunderbolt, the Tara Facility and a 208-bed skilled nursing facility located in Powder Springs, Georgia the Powder Springs Facility. Effective February 1, 2019, the Company agreed to a 10% reduction in base rent, or in aggregate approximately an average $31,000 per month cash rent reduction for the year ended December 31, 2019, and $48,000 per month decrease in straight-line revenue, respectively for the Tara Facility and the Powder Springs Facility combined. Additionally the Company modified the annual rent escalator to 1% per year from the prior scheduled increase from 1% to 2% previously due to commence of the 1st day of the sixth lease year. On December 1, 2020, the Company entered into the Wellington Lease Termination, to terminate the Wellington Subleases, due to non-payment of approximately $2.7 million in rent. Under the Wellington Lease Termination, possession, control and operation of the facilities transitioned from the then-current tenants at 12:01 a.m. on January 1, 2021. For further information on the Wellington Lease Termination and the new lease and management agreement the Company entered into on January 1, 2021 for the Tara Facility and Powder Springs Facility, see Note 18 – Subsequent Events.

Beacon. On August 1, 2015, the Company entered into a lease inducement fee agreement with certain affiliates (collectively, the "Beacon Affiliates") of Beacon Health Management, LLC (“Beacon”), pursuant to which the Company paid a fee of $0.6 million as a lease inducement for certain Beacon Affiliates to enter into sublease agreements and to commence such subleases and transfer operations thereunder (the “Beacon Lease Inducement”). As of December 31, 2017, the balance of the Beacon Lease Inducement was approximately $0.5 million. On April 24, 2018, the Ohio Beacon Affiliates informed the Company in writing that they would no longer be operating five (four owned and one leased by the Company) of the Company’s facilities located in Ohio (the “Ohio Beacon Facilities”), whose leases were set to expire in 2025, and that they would surrender operation of such facilities to the Company on June 30, 2018. On November 30, 2018, the Ohio Beacon Affiliates, who were ten months in arrears on rental payments, surrendered possession of the Ohio Beacon Facilities and the lease was terminated by mutual consent. Pursuant to such termination, on November 30, 2018, the Company and the Ohio Beacon Affiliates entered into a termination agreement (the “Ohio Beacon Termination Agreement”), whereby the  Ohio Beacon Affiliates agreed to pay a $0.675 million termination fee, payable in 18 monthly installments of $37,500 commencing January 3, 2019 in full satisfaction of the $0.5 million Beacon Lease Inducement and approximately $2.5 million in rent in arrears and approximately $0.6 million of other receivables, such as property taxes and capital expenditures, which discharges each tenant from any and all claims upon completion of the payment plan. During the twelve months ended December 31, 2019, the Company released approximately $0.3 million of the provision of doubtful accounts, as the Company had assessed the collectability of the remaining termination fee was more probable than not and as of December 31, 2020, all such installment payments were received in full satisfaction of the Ohio Beacon Termination Agreement payment plan.

Aspire. On November 30, 2018, the Company subleased five facilities located in Ohio to affiliates (collectively, “Aspire Sublessees”) of Aspire Regional Partners, Inc. (“Aspire”) management, formerly affiliated with MSTC Development Inc., pursuant to separate sublease agreements (the “Aspire Subleases”), whereby the Aspire Sublessees took possession of, and commenced operating, the facilities (the “Aspire Facilities”) as subtenant. The Aspire Subleases became effective on December 1, 2018 and are structured as triple net leases. The Company agreed to indemnify Aspire against any and all liabilities imposed on them as arising from the former operator, capped at $8.0 million. The Company has assessed the fair value of the indemnity agreements as not material to the consolidated financial statements at December 31, 2020.

The Aspire Facilities are comprised of: (i) a 94-bed skilled nursing facility located in Covington, Ohio (the “Covington Facility”); (ii) an 80-bed assisted living facility located in Springfield, Ohio (the “Eaglewood ALF Facility”); (iii) a 99-bed skilled nursing facility located in Springfield, Ohio (the “Eaglewood Care Center Facility”); (iv) a 50-bed skilled nursing facility located in Greenfield, Ohio (the “H&C of Greenfield Facility”); and (v) a 50-bed skilled nursing facility located in Sidney, Ohio (the “Pavilion Care Facility”). Under the Aspire Subleases, a default related to an individual facility may cause a default under all the Aspire Subleases. All Subleases are for an initial term of 10 years, with renewal options, except with respect to term for the H&C of Greenfield Facility, which has an initial five year term, and set annual rent increases generally commencing in the third lease year; from month seven of the Aspire Subleases monthly rent amounts may increase based on each facility’s prior month occupancy, with minimum annual rent escalations of at least 1% generally commencing in the third lease year. Minimum rent receivable for the Covington Facility, the Eaglewood ALF Facility, the Eaglewood Care Center Facility, the H&C of Greenfield Facility and the Pavilion Care Facility for the year ending December 31, 2019, the first lease year, was $0.4 million, $0.5 million, $0.4 million, $0.2 million and $0.2 million per annum, respectively. For the year ending December 31, 2020, minimum rent receivable increased for the Covington and the Eaglewood ALF Facility to $0.5 million and $0.6 million per annum, respectively.

Symmetry. Affiliates of Symmetry Healthcare Management, LLC (“Symmetry” or “Symmetry Healthcare”) (collectively the “Symmetry Tenants”) leased the following facilities from the Company, pursuant to separate lease agreements which expire in 2030 (the “Symmetry Leases”): (i) the Company’s 106-bed, skilled nursing facility located in Sylvia, North Carolina (the “Mountain Trace Facility”); (ii) the Company’s 96-bed, skilled nursing facility located in Sumter, South Carolina (the “Sumter Facility”); and (iii) the Company’s 84-bed, skilled nursing facility located in Georgetown, South Carolina (the “Georgetown Facility”). On June 27, 2018, the Company notified Blue Ridge of Sumter, LLC, the tenant with respect to the Sumter Facility (the “Sumter Tenant”), and Blue Ridge on the Mountain, LLC, the tenant with respect to the Mountain Trace Facility (the “Mountain Trace Tenant”), that continued breach of the payment terms of the applicable Symmetry Lease would constitute an event of default. The Symmetry Tenants had alleged that the Company was in material breach of each of the Symmetry Leases with regard to deferred maintenance and were withholding rental payments on the basis of such allegations.

On January 28, 2019, the Company reached an agreement, with the Symmetry Tenants with respect to the Symmetry Leases, pursuant to which the Symmetry Tenants agreed to a payment plan for the rent arrears (the “Symmetry Payment Plan”) and the Company agreed to a reduction in annualized rent of approximately $0.6 million, and waived approximately $0.2 million in rent arrears, upon which the Symmetry Tenants recommenced monthly rent payments of $0.1 million starting with the September 1, 2018 amounts due under the Symmetry Leases. During the year ended December 31, 2019, the Company recorded approximately $0.4 million allowance against the outstanding balance of payment plan receivables. On February 28, 2019, the Company and the Mountain Trace Tenant mutually terminated the lease with respect to the Mountain Trace Facility and operations at the facility were transferred to Vero Health X, LLC and affiliate of Vero Health Management, LLC (both “Vero Health”). During the twelve months ended December 31, 2020, the Company released the full approximate $0.4 million allowance against the outstanding balance of payment plan receivables, as the Symmetry Tenants paid the final monthly installment of the Symmetry Payment Plan during February 2021.

Vero Health. On February 28, 2019, the Company entered into a lease agreement (the “Vero Health Lease”) with Vero Health, providing that Vero Health would take possession of and operate the Mountain Trace Facility located in North Carolina. The Vero Health Lease became effective, upon the termination of the prior Mountain Trace Tenant mutual lease termination on March 1, 2019.  The Vero Health Lease is for an initial term of 10 years, with renewal options, is structured as a triple net lease and rent for the Mountain Trace Facility is approximately $0.5 million per year, with an annual 2.5 % rent escalation clause.

Peach Health. On June 18, 2016, the Company entered into a master sublease agreement, as amended on March 30, 2018, (the “Peach Health Sublease”) with affiliates  of Peach Health Group, LLC (“Peach Health”) (collectively, “Peach Health Sublessee”), providing that Peach Health Sublessee would take possession of and operate three facilities located in Georgia (the “Peach Facilities”) as subtenant. The Peach Facilities are comprised of: (i) an 85-bed skilled nursing facility located in Tybee Island, Georgia (the “Oceanside Facility”); (ii) a 50-bed skilled nursing facility located in Tybee Island, Georgia (the “Savannah Beach Facility”); and (iii) a 131-bed skilled nursing facility located in Jeffersonville, Georgia (the “Jeffersonville Facility”).

In connection with the Peach Health Sublease, the Company extended a line of credit to Peach Health Sublessee for up to $1.0 million for operations at the Peach Facilities (the “Peach Line”), with an initial interest rate of 13.5% per annum, which increased by 1% per annum. The Peach Line had a maturity date one year from the date of the first disbursement and is secured by a first priority security interest in Peach Health Sublessee’s assets and accounts receivable (the “Peach Collateral”). On April 6, 2017, the Company modified certain terms of the Peach Line in connection with Peach Health Sublessee securing a $2.5 million revolving working capital loan from a third party lender (the “Peach Working Capital Facility”), subsequently capped at $1.75 million, which matured on April 5, 2020. The Peach Working Capital Facility was secured by Peach Health Sublessee’s eligible accounts receivable, and all collections on the eligible accounts receivable were remitted to a lockbox controlled by the third-party lender and was guaranteed by the Company. Payment of principal and interest under the Peach Line was previously governed by certain financial covenants limiting distributions under the Peach Working Capital Facility.

The modifications of the Peach Line included: (i) reducing the loan balance to $0.8 million and restricting further borrowings; (ii) extending the maturity date to October 1, 2020 and adding a six month extension option by Peach Health Sublessee, subject to certain conditions; (iii) increasing the interest rate from 13.5% per annum by 1% per annum; and (iv) establishing a four-year amortization schedule. During May 2020, Peach Health Sublessee, having fully repaid their Peach Working Capital Facility according to its terms, recommenced monthly required payments toward the Peach Line outstanding balance.

On August 27, 2020, the Company and the Peach Health Sublessee modified the Peach Line, pursuant to that certain Amended Promissory Note and the accompanying Agreement Regarding Lease and Note, each by and between the Company and the Peach Health Sublessee to: (i) reduce the then $1.3 million outstanding balance under the Peach Line to approximately $0.5 million, in connection with which the Peach Health Sublessee paid to the Company $0.45 million in cash and the Company accepted $0.35 million non-cash payment for the Peach Health Sublessee assuming from the Company the Peach Facilities’ bed tax liability; (ii) extend the maturity date of the Peach Line to August 1, 2025; (iii) decrease the interest rate from 16.5% to 8% per annum; and (iv) Peach Health Sublessee  agrees not to pledge, hypothecate or grant a security interest in the Peach Collateral to any other party, other than their current arrangement with the SBA, without the Company’s prior written consent. The remaining balance under the Peach Line shall be paid by the Peach Health Sublessee to the Company in 60 equal monthly installments.

During the year ended December 2019, the Company suspended revenue recognition on the Peach line interest income due pursuant to the subordination of the Peach Line to the Peach Health Sublessees third-party Peach Working Capital Facility and upon the Peach Line modification on August 27, 2020 the Company recommenced interest income recognition.

As of December 31, 2020 and December 31, 2019, there was approximately $0.4 million and $1.2 million outstanding balance on the Peach Line, of which $0.4 million and $0.1 million was due greater than twelve months, respectively. The December 31, 2019, outstanding balance included approximately $0.4 million in outstanding deferred interest.

C.R. Management. On March 21, 2018, C. R. of Attalla, LLC (the “Attalla Tenant”), affiliated with C. Ross Management, LLC (“C.R. Management”), filed a voluntary chapter 11 bankruptcy petition in Alabama, due to unpaid back taxes owed to the Internal Revenue Services (the “IRS”) and a large professional and general liability judgement (the “Attalla PLGL Claim”) imposed against it, in order to be granted an automatic stay from any IRS recoupments and any collection attempts from the Attalla PLGL Claim. The Attalla Tenant continued to pay its monthly rent obligations under its lease agreement to the Company pursuant to the April 16, 2018, court approved motion for the Attalla Tenant to formally assume the Attalla lease. On January 8, 2019, the Attalla Tenant bankruptcy filing was dismissed per filing with the bankruptcy court. On August 1, 2019, the Company sold the facility leased to the Attalla Tenant and another facility leased to another tenant affiliated with C.R. Management and assigned the associated leases, which were set to expire in 2030, pursuant to an asset sale. See Note – 9 Acquisitions and Dispositions for further information.

Southwest LTC. In connection with an asset sale, the Company sold two facilities, one on each of August 1, 2019 and on August 28, 2019, assigning both associated leases which were set to expire in 2025. The tenants of such facilities were affiliated with Southwest LTC and were our only tenants associated with Southwest LTC. See Note – 9 Acquisitions and Dispositions for further information.

Future Minimum Lease Receivables

Future minimum lease receivables for the year ended of December 31, for each of the next five years and thereafter is as follows:

(Amounts in 000's)
2021	$12,384
2022	13,519
2023	15,477
2024	15,299
2025	13,702
Thereafter	33,555
Total	$103,936

The following is a summary of the Company’s leases to third-parties and which comprise the future minimum lease receivables of the Company. The terms of each lease are structured as “triple-net” leases. Other than the lease for the Powder Springs Facility, each lease contains specific rent escalation amounts ranging from 1.0% to 3.0% annually. Further, each lease has one or more renewal options. For those facilities subleased by the Company, the renewal option in the sublease agreement is dependent on the Company’s renewal of its lease agreement.

		Initial Lease Term
		Commencement	Expiration	2021 Cash
Facility Name	Operator Affiliation (1)	Date	Date	Annual Rent
				(Thousands)
Owned
Eaglewood ALF	Aspire	12/1/2018	11/30/2028	$630
Eaglewood Care Center	Aspire	12/1/2018	11/30/2028	441
H&C of Greenfield	Aspire	12/1/2018	11/30/2023	223
Southland Healthcare	Beacon Health Management	11/1/2014	10/31/2024	990
The Pavilion Care Center	Aspire	12/1/2018	11/30/2028	231
Autumn Breeze	C.R. Management	9/30/2015	9/30/2025	916
Coosa Valley Health Care	C.R. Management	12/1/2014	8/31/2030	1,021
Glenvue H&R	C.R. Management	7/1/2015	6/30/2025	1,341
Meadowood	C.R. Management	5/1/2017	8/31/2030	484
Georgetown Health	Symmetry Healthcare	4/1/2015	3/31/2030	347
Mountain Trace Rehab (2)	Vero Health Management	3/1/2019	2/28/2029	502
Sumter Valley Nursing	Symmetry Healthcare	4/1/2015	3/31/2030	643
Subtotal Owned Facilities (12)				$7,769
Leased
Covington Care	Aspire	12/1/2018	11/30/2028	$528
Lumber City	Beacon Health Management	11/1/2014	8/31/2027	959
LaGrange	C.R. Management	4/1/2015	8/31/2027	1,174
Thomasville N&R	C.R. Management	7/1/2014	8/31/2027	371
Jeffersonville	Peach Health	6/18/2016	8/31/2027	771
Oceanside	Peach Health	7/13/2016	8/31/2027	525
Savannah Beach	Peach Health	7/13/2016	8/31/2027	287
Powder Springs (3)	Empire	1/1/2021	8/1/2027	—
Tara (3)	Regional Health Properties			—
Subtotal Leased Facilities (9)				$4,615
Total (21)				$12,384

(1)	Represents the number of facilities which are leased or subleased to separate tenants, which tenants are affiliates of the entity named in the table above.
(2)

On February 28, 2019, the lease with an affiliate of Symmetry Healthcare with an expected lease term of May 31, 2030 was mutually terminated and operations transferred to a new operator (Vero Health) on March 1, 2019.

(3)	Indicates facilities that were leased to Wellington until 12:01 a.m. on January 1, 2021, see Note – 18 Subsequent Events for details of the change in Operator affiliation.

Our leases and subleases are leased by facility with tenants that are separate legal entities affiliated with the above operators. All facilities are skilled nursing facilities except for Eaglewood ALF and Meadowood, which are assisted living facilities. All facilities, except for the Tara Facility under our operation since January 1, 2021, have renewal provisions of one term of five years except Mountain Trace Rehab, Sumter Valley Nursing, Covington Care, Pavilion Care Center, Eaglewood ALF, Eaglewood Care Center, Powder Springs and Georgetown Health, which have two renewal terms with each being five years and H&C of Greenfield, which has three renewal terms with each being five years. Other than the lease for the Powder Springs Facility, the leases also contain standard rent escalations that range from 1.0% to 3.0% annually.